UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2007

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Dr. Alex Lidow resigned as Chief Executive Officer and as a Director of Registrant effective October 2, 2007.

Registrant and Dr. Lidow entered into a separation agreement in connection with his resignation.  Under the separation agreement, Dr. Lidow will receive accrued salary, bonus and vacation through the date of his resignation.  In addition, all of Dr. Lidow’s options to purchase shares of the Registrant’s common stock that had not already been vested were vested, and Dr. Lidow will be entitled to exercise his vested options until the later of eighteen months from the date of his resignation or ninety days following the date on which the Registrant becomes current in its periodic reports with the Securities and Exchange Commission.   The foregoing description is not complete and is qualified in its entirety by reference to the separation agreement which is filed as  Exhibit 99.1  hereto and incorporated herein by this reference.

5.02(e) The number, exercise price, original vesting date and expiration date of the stock options referred to in Item 5.02(b) that became vested pursuant to the separation agreement are:

Shares	Exercise Price	Original Vesting Date	Expiration Date
16,666	$48.10	August 31, 2008	August 30, 2010
38,333	$35.30	August 31, 2008	August 30, 2011
38,333	$35.30	August 31, 2009	August 30, 2011

Item 7.01.                         Regulation FD Disclosure.

On October 2, 2007, the Registrant issued a press release announcing the resignation of Dr. Lidow, referred to in Item 5.02 above.  A copy of the press release is attached as Exhibit 99.2 to this report.

The information in this Item 7.01 of this report on Form 8-K, including Exhibit 99.2, will not be treated as filed for the purposes of the Securities Exchange Act of 1934 (the “Exchange Act”). This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.              Financial Statements and Exhibits.

(d)              Exhibits

Exhibit Number	Description

99.1	Separation Agreement dated October 2, 2007, by and between International Rectifier Corporation and Alex Lidow.

99.2	Press release dated October 2, 2007 issued by International Rectifier Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: October 2, 2007	By	/s/ Donald R. Dancer
Donald R. Dancer,
Acting Chief Executive Officer, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Separation Agreement dated October 2, 2007, by and between International Rectifier Corporation and Alex Lidow.

99.2	Press release dated October 2, 2007 issued by International Rectifier Corporation